Commitments and contingencies	12 Months Ended
Dec. 31, 2021
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies	Commitments and contingencies:
The Corporation is committed to capital contributions to Weichai Ballard JV in 2022 (note 14). The Corporation is also committed to minimum lease payments (note 19).
Long-term investments include two investments committing the Corporation to be a limited partner in newly-created hydrogen infrastructure and growth equity funds (note 14). The Corporation has committed to investing £25,000,000 (including £5,665,000 invested as of December 31, 2021) into HyCap. The Corporation has committed to investing €30,000,000 (including €300,000 invested as of December 31, 2021) into Clean H2.
As at December 31, 2021, the Corporation has outstanding commitments aggregating up to a maximum of $22,800,000 relating primarily to purchases of property, plant and equipment.
In connection with the acquisition of intellectual property from UTC in April 2014, the Corporation retains a royalty obligation in certain circumstances to pay UTC a portion of any future intellectual property sale and licensing income generated from certain of the Corporation's intellectual property portfolio for a period of 15 years expiring in April 2029. No royalties were paid to UTC in the years ended December 31, 2021 and December 31, 2020.
The Corporation retains a previous funding obligation to pay royalties of 2% of revenues, to a maximum of $4,613,000 (CDN $5,351,000), on sales of certain fuel cell products for commercial distributed utility applications. As of December 31, 2021, no royalties have been incurred to date for this agreement.
The Corporation also retains a previous funding obligation to pay royalties of 2% of revenues, to a maximum of $1,896,000 (CDN $2,200,000), on sales of certain fuel cell products for commercial transit applications. As of December 31, 2021, no royalties have been incurred to date for this agreement.